UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2020

First Trinity Financial Corporation
(Exact name of registrant as specified in its charter)

Oklahoma	000-52613	34-1991436
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7633 E 63rd Place, Suite 230, Tulsa, Oklahoma	74133-1246
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(918) 249-2438

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Adoption of First Trinity Financial Corporation’s 2019 Long-Term Incentive Plan

On October 2, 2019, the First Trinity Financial Corporation shareholders at their Annual Meeting approved, subject to formal adoption by the First Trinity Financial Corporation Board of Directors, the First Trinity Financial Corporation’s 2019 Long-Term Inventive Plan. At its March 12, 2020 meeting, the First Trinity Financial Corporation Board of Directors formally adopted First Trinity Financial Corporation’s 2019 Long-Term Incentive Plan. For additional information related to First Trinity Financial Corporation’s 2019 Long-Term Incentive Plan see Exhibit 10.15 which is being filed with this Current Report on Form 8-K and is incorporated herein by reference.

The purpose of First Trinity Financial Corporation’s (the “Company”) 2019 Long-Term Incentive Plan (The “Plan”) is to create incentives designed to motivate participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success.

The Plan provides for the grant (subject to the conditions set forth in the Plan) of the following:

1.

Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Performance Bonuses, Stock Awards, or any combination thereof, and Other Incentive Awards to Eligible Employees and

2.

Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Performance Units, Stock Awards and Other Incentive Awards to Consultants and Eligible Directors.

Item 9.01 Financial Statements and Exhibits

The preceding description of the First Trinity Financial Corporation 2019 Long-Term Incentive Plan is a summary only and is qualified in its entirety by reference to the First Trinity Financial Corporation 2019 Long-Term Incentive Plan, which is attached as Exhibit 10.15 to this Current Report on Form 8-K and is incorporated herein by reference.

(d) Exhibit

Exhibit 10.15     First Trinity Financial Corporation 2019 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Trinity Financial Corporation

Date: March 13, 2020	By:	/s/ Gregg E. Zahn
	Name:	Gregg E. Zahn
	Title:	President and Chief Executive Officer